Exhibit 10.5


                                  ENTRADE INC.
                               500 Central Avenue
                              Northfield, IL 60093

As of
October 15, 1999



Dear Corey:


         This letter is intended to set forth the terms and conditions under which Entrade Inc., a Pennsylvania corporation ("Entrade"), and Asset Liquidation Group, Inc. and Public Liquidation Systems, Inc., both California corporations and wholly owned subsidiaries of Entrade (together, "Nationwide"), are offering to employ you as an executive officer of Nationwide, effective as of the closing date of the acquisition of Nationwide by Entrade (the "Closing Date"). Entrade hereby irrevocably and unconditionally guarantees the prompt payment, performance and satisfaction of all of the obligations of Nationwide hereunder.

                                    Parties:  Entrade,  Nationwide  and Corey P.
                                    Schlossmann ("you").

                                    Position: You will be an executive officer of Nationwide, reporting to the Nationwide Board of Directors.

                                    Compensation:   Your  base   salary   ("base
                                    salary")  will be at a rate  not  less  than
                                    $162,000  per year,  payable  in  accordance
                                    with  Nationwide's  usual payroll  policies.
                                    You  will  be  entitled   to  receive   such
                                    increases  in  your  base  salary  as may be
                                    approved   by  the   Nationwide   Board   of
                                    Directors.

                                    Stock Options: You will be granted an option to acquire 200,000 shares of the





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                                    Common Stock of Entrade, at $9.00 per share,
                                    effective  on the Closing  Date.  The option
                                    shall be fully  vested as of the grant  date
                                    and will be  immediately  exercisable  as to
                                    all 200,000  shares on the grant  date.  The
                                    terms and  conditions  of the  option  shall
                                    otherwise   be  in   accordance   with   the
                                    Non-Qualified  Stock Option Agreement by and
                                    between  you  and  Entrade,   of  even  date
                                    herewith.

                                    Reimbursement    of    Business    Expenses:
                                    Nationwide   will   reimburse  you  for  all
                                    documented business-related expenses that you incur in connection with the performance of your responsibilities to Nationwide.

                                    Other  Benefits:  You  will be  eligible  to
                                    participate  in  all   Nationwide   employee
                                    benefit  plans  including  any group health,
                                    dental,   pension,   long-term   disability,
                                    short-term disability, 401(k), and group life insurance plans in effect from time to time.

                                    Vacation Allowance: You will have an annual vacation allowance of four calendar weeks.

                                    Bonus: While you are in the employ of Nationwide, you may be entitled to such bonus awards as determined from time to time by the Nationwide Board of Directors.

                                    Additional Options: While you are in the employ of Nationwide, you may be granted such





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                                    additional stock option awards as determined
                                    from time to time by Entrade's Board of Directors.

                                    Board Nomination: While you are in the employ of Nationwide, you will serve on the Board of Directors of Nationwide.

                                    Term:  The initial  term of your  employment
                                    shall  commence as of the  Closing  Date and
                                    end  on  the   day   prior   to  the   third
                                    anniversary   of  the   Closing   Date  (the
                                    "Initial  Term").  Unless sooner  terminated
                                    pursuant to the terms hereof,  commencing on
                                    the third  anniversary  of the Closing Date,
                                    and on each  anniversary of the Closing Date
                                    thereafter,  the  term  of  your  employment
                                    shall  automatically  be  extended  for  one
                                    additional  year  ("extended  term") unless,
                                    not later than  ninety  (90) days  preceding
                                    such  date,  you or  Nationwide  shall  give
                                    written  notice to the other  that you or it
                                    does  not  wish  to   extend   the  term  of
                                    employment for such additional one year period.

                                    Termination:  If  at  any  time  during  the
                                    Initial Term,  Nationwide  should  terminate
                                    your employment for reasons other than Cause
                                    (hereinafter  defined)  or if you  terminate
                                    your employment for Good Reason (hereinafter
                                    defined),   you  or  your   estate  will  be
                                    entitled post-termination to a continuation of your base salary, at its then current rate, through and until the later of (i) the end of the Initial Term, or (ii) a period of six (6)




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                                    months  from  the  date  of  the  notice  of
                                    termination  (which date shall be deemed and
                                    hereafter referred to as the "effective date
                                    of  termination").  If Nationwide elects not
                                    to renew the term of your employment for any
                                    additional  one year  period  for any reason
                                    other  than  Cause,  or if  your  employment
                                    shall be terminated during any extended term
                                    either by  Nationwide  for any reason  other
                                    than  Cause or by you for Good  Reason,  you
                                    shall  be  entitled  post-termination  to  a
                                    continuation  of your  base  salary  then in
                                    effect  through  and  until the later of (i)
                                    the end of the  current  extended  term,  or
                                    (ii) a period  of six (6)  months  after the
                                    effective  date  of  termination.  Upon  any
                                    termination  described in this Section,  you
                                    will be entitled to continue to  participate
                                    in all of the  employee  benefit  plans  and
                                    programs  in which  you  were  participating
                                    prior to the  termination of your employment
                                    during the period in which you are  entitled
                                    to a  continuation  of your  base  salary as
                                    herein  provided.  If at any time  following
                                    the first  twelve (12) months of the term of
                                    this  Agreement  the Board of  Directors  of
                                    Nationwide    determines,    in   its   sole
                                    discretion,   that  your  Outside   Business
                                    (hereinafter    defined)    activities   are
                                    interfering with the performance of your duties hereunder, Nationwide shall so notify you in writing. Unless you discontinue your Outside Business activities effective within sixty calendar days following the date of your receipt of such notice and so notify




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                                    Nationwide, then at the option of Nationwide
                                    this Agreement  shall terminate and be of no
                                    further  force or effect as of such sixtieth
                                    calendar  day.  In  such  event,  Nationwide
                                    shall pay to you your compensation,  expense
                                    reimbursements,  accrued  vacation and other
                                    benefits  accrued through the effective date
                                    of  such   termination  and  shall  have  no
                                    further   obligations   to  you  under  this
                                    Agreement except to the extent provided below under "Indemnification."

                                    Duties:   As   an   executive   officer   of
                                    Nationwide, you shall perform such duties as
                                    are consistent with your position and as you
                                    shall be directed to perform by the Board of
                                    Directors.  In addition,  you shall have the
                                    discretion to perform such other duties that
                                    are    required   by   the   laws   of   the
                                    jurisdictions in which  Nationwide  operates
                                    or by the contracts and  agreements to which
                                    Nationwide is subject.  You acknowledge that
                                    your  office  will   require   your  primary
                                    efforts  and  attention,  and that you shall
                                    not,   during  the   Initial   Term  or  any
                                    extension,  engage  in  any  other  business
                                    activity, whether or not such other business
                                    activity  is for your own  behalf or for any
                                    other  person,  firm,  corporation  or other
                                    entity (together, a "Person") and whether or
                                    not such other Person is in competition with
                                    Nationwide or Entrade.  Notwithstanding  the
                                    foregoing,  you shall be  allowed  to manage
                                    and   oversee    passive    investments   in
                                    noncompeting   businesses,   and   you   may
                                    continue to retain an




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                                    interest in Brentwood  Management  Group and
                                    in  the   accounting   practice  of  Gordon,
                                    Fishburn & Schlossmann, LLP and to perform services for their respective clients and to receive and retain compensation therefor (your "Outside Business"), provided that your Outside Business does not require more than ten percent (10%) of your business time or otherwise interfere with the performance of your duties for Nationwide

                                    Cause:  Your employment may be terminated at
                                    any time for Cause,  which is hereby defined
                                    as (i)  conduct,  at  any  time,  which  has
                                    involved criminal dishonesty,  conviction of
                                    any  felony,  or  conviction  of any  lesser
                                    crime or offense  involving  the property of
                                    Nationwide  or  Entrade,  or  any  of  their
                                    respective  subsidiaries  or affiliates,  or
                                    misappropriation   of  any  money  or  other
                                    assets  or   properties   of  Nationwide  or
                                    Entrade,   or  that  of   their   respective
                                    subsidiaries or affiliates, (ii) any willful
                                    violation   of  specific,   lawful   written
                                    directions   from   Nationwide's   Board  of
                                    Directors  that  are  consistent  with  your
                                    duties described  above,  (iii) any material
                                    breach   of  any   covenant   or   agreement
                                    contained in this Agreement, unless the same
                                    is   promptly   remedied   to   Nationwide's
                                    reasonable satisfaction, or (iv) a material violation of any policy regarding substance abuse as may be promulgated by Nationwide from time to time.






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                                    Good Reason: Good Reason includes any of the
                                    following:
                                        i. Failure by Entrade or  Nationwide  to
                                    perform its material  obligations under this
                                    Agreement,   unless  the  same  is  promptly
                                    remedied to your reasonable satisfaction;
                                        ii. Failure by the  Nationwide  Board of
                                    Directors  at any  time to  elect  you as an
                                    executive  officer  of  Nationwide,  or your
                                    removal at any time from such office;
                                        iii.  Failure to ensure your appointment
                                    or  election  as a  member  of the  Board of
                                    Directors of Nationwide  throughout the term
                                    of your employment;
                                        iv.  Material  diminution in your duties
                                    with  Nationwide,  or  assignment  to you of
                                    duties that are inconsistent in any material
                                    respect  with your  position as an executive
                                    officer  of  Nationwide,  unless the same is
                                    promptly   remedied   to   your   reasonable
                                    satisfaction;
                                        v. Your death or disability;

                                    Non-Disclosure.  You acknowledge that in the
                                    course   of    performing    services    for
                                    Nationwide,  you will  obtain  knowledge  of
                                    Entrade's and  Nationwide's  business plans,
                                    products,  processes,   software,  know-how,
                                    trade secrets,  formulas,  methods,  models,
                                    prototypes,     discoveries,     inventions,
                                    improvements,    disclosures,    names   and
                                    positions   of   employees    and/or   other
                                    proprietary and/or confidential  information
                                    (collectively,       the       "Confidential
                                    Information"). You agree to keep the




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                                    Confidential    Information    secret    and
                                    confidential and not to publish, disclose or
                                    divulge it to any other party, and you agree
                                    not   to  use   any   of  the   Confidential
                                    Information  for your own  benefit or to the
                                    detriment of the  companies,  whether or not
                                    such Confidential Information was discovered
                                    or  developed  by you. You also agree not to
                                    divulge,  publish  or  use  any  proprietary
                                    and/or  confidential  information  of others
                                    that  Nationwide is obligated to maintain in
                                    confidence. The provisions of this paragraph
                                    shall  survive  any   termination   of  this
                                    Agreement.

                                    Non-Solicitation.   You  agree  that  for  a
                                    period of one (1) year following the date of
                                    termination  of your  employment  hereunder,
                                    you will not,  directly or  indirectly,  for
                                    yourself or on behalf of any third party, at
                                    any time or in any  manner,  solicit,  hire,
                                    contract for  services or otherwise  employ,
                                    directly or indirectly, any of the employees
                                    of Entrade or Nationwide or their affiliates
                                    or call  upon,  solicit,  divert,  accept or
                                    take away from Entrade,  Nationwide or their
                                    affiliates,   directly  or  indirectly,  any
                                    account, customer or client to whom Entrade,
                                    Nationwide  or  their  affiliates   rendered
                                    services   during   the   course   of   your
                                    employment by Nationwide; provided, however, that nothing contained in this paragraph shall prevent you from soliciting any such client or customer solely for purposes of providing accounting, tax preparation and related




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                                    financial  services similar in nature to the
                                    services  you  presently   provide   clients
                                    through your Outside Business.

                                    Non-Competition. You agree that, during your
                                    employment  by  Nationwide  and, if you make
                                    the election  under  sub-section  (i) below,
                                    for the applicable period following the date
                                    of termination of your employment hereunder,
                                    neither  you nor any  corporation  or  other
                                    entity in which you may be  interested  as a
                                    partner,   trustee,    director,    officer,
                                    executive,   employee,  agent,  shareholder,
                                    lender of money or  guarantor,  or for which
                                    you  perform   services   in  any   capacity
                                    (including  as a consultant  or  independent
                                    contractor)  shall at any time  during  such
                                    period be engaged,  directly or  indirectly,
                                    in any Competitive Business (as that term is
                                    hereinafter    defined).    Nothing   herein
                                    contained  shall be  deemed to  prevent  you
                                    from (i)  investing in or acquiring  two per
                                    cent or less of any class of  securities  of
                                    any company if such class of  securities  is
                                    listed on a national  securities exchange or
                                    is quoted on the Nasdaq Stock Market or (2),
                                    at  any   time   following   the   date   of
                                    termination  of your  employment  hereunder,
                                    providing  any third party with  accounting,
                                    tax   preparation   and  related   financial
                                    services similar in nature to the services you presently provide clients through your Outside Business. For purposes hereof, the term "Competitive Business" shall mean any business that engages in any respect in the sale of real or




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                                    personal  property through public or private
                                    auctions  (via internet or  otherwise),  any
                                    business  that engages in any respect in the
                                    sale  (by  auction  or  otherwise)  of motor
                                    vehicles,  or any business  which engages in
                                    any other  activities  that are  competitive
                                    with the  business or  proposed  business of
                                    Entrade or Nationwide or their affiliates at
                                    the time of termination  of your  employment
                                    hereunder.  If you violate any  provision of
                                    this    covenant,    the    post-termination
                                    restrictive  period set forth herein (to the
                                    extent applicable) shall be extended for the
                                    duration  of any  such  violation,  so  that
                                    Entrade and  Nationwide  enjoy the full term
                                    of  such   restrictive   period.   Upon  any
                                    termination of your employment by Nationwide
                                    under  circumstances  that  would  otherwise
                                    entitle you to receive  payment of your Base
                                    Salary  ("Severance  Payment")for any period
                                    beyond   the   date  of   such   termination
                                    ("Restrictive Period"), you shall have the option to elect either (i) or (ii) below by written notice thereof to the Board of Directors of Nationwide within ten (10) days following the date of termination of your employment. In the event no such election is made within such time period, you will be deemed to have elected option (i) below:

                                      (i)   Nationwide   shall   pay   you   the
                                            Severance Payment, to the extent and
                                            in the manner provided for under the
                                            applicable    provisions   of   this
                                            Agreement,  in which event you shall
                                            remain subject to the



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                                            non-competition covenants hereof for
                                            the Restrictive Period; or

                                      (ii)  you shall forfeit any  right  to the
                                            Severance  Payment,  in which  event
                                            the    foregoing     non-competition
                                            covenant  shall  terminate  from and
                                            after the date of such termination.

                                    Company  Documentation.  You shall hold in a
                                    fiduciary   capacity   for  the  benefit  of
                                    Nationwide   all    documentation,    disks,
                                    programs, data, records, drawings,  manuals,
                                    reports,  sketches,   blueprints,   letters,
                                    notes,  notebooks  and all  other  writings,
                                    electronic   data,   graphics  and  tangible
                                    information   and  materials  of  a  secret,
                                    confidential   or  proprietary   information
                                    nature relating to Nationwide, Entrade or their respective businesses that are in your possession or under your control.

                                    Injunctive Relief. You acknowledge that your
                                    compliance  with the foregoing  covenants is
                                    necessary to protect the good will and other
                                    proprietary   interests   of   Entrade   and
                                    Nationwide  and that you as an  employee  of
                                    Nationwide   will  be  conversant  with  its
                                    affairs,   its  trade   secrets   and  other
                                    proprietary  information.   You  acknowledge
                                    that a breach of any of the foregoing covenants will result in irreparable and continuing damage to Entrade and Nationwide for which there will be no adequate remedy at law; and you agree that in the event of any




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                                    breach of the aforesaid  covenants,  Entrade
                                    and/or   Nationwide  and  their   respective
                                    successors and assigns shall be entitled to injunctive relief and to such other and further relief as may be proper.

                                    Governing Law;
                                    Arbitration:   This   Agreement   shall   be
                                    governed by, and  construed  and enforced in
                                    accordance  with,  the internal  laws of the
                                    State   of    California,    applicable   to
                                    agreements made and to be performed entirely
                                    therein,  exclusive  of  its  choice  of law
                                    provisions. You, Entrade and Nationwide each
                                    agree that any  controversy or claim arising
                                    out of or  relating  to your  employment  by
                                    Nationwide,   or  the  termination  of  that
                                    employment,   will  be  settled  by  binding
                                    arbitration in accordance with the terms and
                                    conditions   of  that  certain   Arbitration
                                    Agreement  of  even  date  herewith  by  and
                                    between you, Entrade and Nationwide,  a copy
                                    of which is attached  hereto and made a part
                                    hereof  as   Exhibit  A  (the   "Arbitration
                                    Agreement").  You acknowledge and agree that
                                    the  Arbitration   Agreement  constitutes  a
                                    material aspect of this Agreement.


                                    Indemnification:  Nationwide  will indemnify
                                    you to the fullest extent  permitted by law,
                                    and will advance to you defense costs to the
                                    fullest   extent   permitted   by  law,   in
                                    connection with any and all actions, suits and proceedings to which you may at any time be made or threatened to be made a party by





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                                    reason  of  (i)  the  commencement  of  your
                                    employment  with Nationwide or the fact that
                                    you  are or  were  at any  time  serving  or
                                    designated  to serve as a director,  officer
                                    or employee of Entrade or  Nationwide or any
                                    of its  subsidiaries or affiliated  entities
                                    or in any other  capacity  at the request or
                                    on behalf of Entrade or Nationwide or any of
                                    its subsidiaries or affiliated entities,  or
                                    (ii)  any  act or  nonact  on  your  part in
                                    connection  therewith.  The  obligations  of
                                    Nationwide under this Paragraph are absolute
                                    and  unconditional,  will survive your death
                                    or   disability,   and  will   survive   the
                                    termination   of   your    employment   with
                                    Nationwide  for  any  reason  (whether  such
                                    termination   is   during   your   term   of
                                    employment or after the expiration of the term of your employment).

                                    Attorneys' Fees: The prevailing party will be entitled to recover from the other all attorneys' fees and other costs and expenses in connection with enforcing this Agreement.

                                    Binding  Effect:  This Agreement  supersedes
                                    all prior  negotiations  and  represents the
                                    entire  agreement  of the  parties,  and our
                                    signatures hereon will bind us hereto. It is
                                    understood  and agreed  that this  Agreement
                                    expressly    supersedes    any    employment
                                    agreement  you may have had with  Nationwide
                                    prior to the Closing  Date.  The guaranty of
                                    Entrade  contained  herein is a guaranty  of
                                    payment  and  not  of  collection.   Entrade
                                    hereby waives notice of the acceptance of this guaranty and




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                                    of   performance   or   non-performance   by
                                    Nationwide,    demand    for    payment   or
                                    performance  from  Nationwide  and notice of
                                    non-payment  or  failure  to  perform.  This
                                    Agreement  inures to the  benefit of Entrade
                                    and Nationwide,  their respective successors
                                    and  assigns and will be binding  upon,  and
                                    enforceable against,  Entrade and Nationwide
                                    and their respective  successors,  including
                                    any successor by merger or consolidation and
                                    any entity or entities  that  acquire all or
                                    substantially    all   of    Entrade's    or
                                    Nationwide's  assets, and, unless Entrade or
                                    Nationwide    make    other     arrangements
                                    satisfactory  to you for the  performance of
                                    its   obligations   under  this   Agreement,
                                    Entrade  or   Nationwide   will  obtain  the
                                    express written assumption of this Agreement
                                    by each of its  successors.  This  Agreement
                                    and the  obligations  created  hereunder may
                                    not be assigned by you,  but all your rights
                                    hereunder  will inure to the benefit of, and
                                    be  enforceable  by,  you  and  your  heirs,
                                    legatees,     executors,     and    personal
                                    representatives and, to the extent that they
                                    are  entitled to receive  any  compensation,
                                    benefit,  payment or reimbursement under any
                                    provision of this Agreement, your spouse and
                                    any other beneficiaries;  provided, however,
                                    that   after   your   acceptance   of   this
                                    Agreement,  you will  have the  right at any
                                    time to  amend,  modify  or  terminate  this
                                    Agreement   and   any    provision    hereof
                                    (including  any provision of this  Agreement
                                    granting  any  rights to your  spouse or any
                                    other  beneficiary)  without  the consent or
                                    approval   of  your   spouse  or  any  other
                                    beneficiary.






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         If the foregoing is acceptable to you, please sign and return a copy to
me.

                                                     Sincerely,

                                                     /s/ John Hamm
                                                     -------------------------
                                                     John Hamm
                                                     Executive Vice President


ACKNOWLEDGED:




/s/ Corey Schlossmann
-------------------------
COREY SCHLOSSMANN

Dated:  October 15, 1999
      ----------------------------















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